As filed with the Securities and Exchange Commission on March 9, 2010

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 3, 2010

BANK OF AMERICA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 North Tryon Street Charlotte, North Carolina	28255
(Address of principal executive offices)	(Zip Code)

(704) 386-5681

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.

On March 9, 2010, the United States Department of the Treasury (“Treasury”) closed (a) the secondary public offering of 150,375,940 warrants (the “A Warrant Offering”), each representing the right to purchase one share of the common stock, par value $0.01 per share (the “Common Stock”) of Bank of America Corporation (the “Corporation”) at an exercise price of $13.30 per share (the “A Warrants”), pursuant to an underwriting agreement dated March 3, 2010 (the “A Underwriting Agreement”) among the Corporation, Treasury and Deutsche Bank Securities Inc., as the representative (the “Representative”) of the underwriters and (b) the secondary public offering of 121,792,790 warrants (the “B Warrant Offering” and together with the A Warrant Offering, the “Warrant Offerings”), each representing the right to purchase one share of the Corporation’s Common Stock at an exercise price of $30.79 per share (the “B Warrants” and together with the A Warrants, the “Warrants”), pursuant to an underwriting agreement dated March 3, 2010 (the “B Underwriting Agreement” and together with the A Underwriting Agreement, the “Underwriting Agreements”) among the Corporation, Treasury and the Representative of the underwriters.

The public offering price and the allocation of the Warrants in each Warrant Offering were determined by an auction process. The public offering price of the A Warrants was equal to the auction clearing price of $8.35, and the public offering price of the B Warrants was equal to the auction clearing price of $2.55. The Corporation did not receive any of the proceeds of either of the Warrant Offerings. The Warrant Offerings were each made pursuant to a prospectus supplement and the accompanying prospectus filed with the Securities and Exchange Commission (the “Commission”) pursuant to the Corporation’s automatic shelf registration statement on Form S-3 (Registration No. 333-158663).

In connection with the Warrant Offerings, the Corporation and certain of its officers and directors have agreed to enter into 45-day “lock-up” agreements in substantially the form included in the Underwriting Agreements and subject to customary exceptions. Additionally, the Corporation entered into a warrant agreement for the A Warrants and a warrant agreement for the B Warrants, each dated March 3, 2010 (the “Warrant Agreements”) among the Corporation, Computershare Inc. and Computershare Trust Company, N.A., the latter two acting together as warrant agent for each of the Warrant Offerings.

The foregoing descriptions of the Underwriting Agreements, Warrant Agreements, Warrants and other documents relating to this transaction does not purport to be complete and is qualified in its entirety by reference to the full text of these documents and securities, forms or copies of which are incorporated by reference or are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

1.1	Underwriting Agreement for 150,375,940 Warrants, dated March 3, 2010, among Bank of America Corporation, United States Department of the Treasury, and Deutsche Bank Securities Inc., as representative of the several underwriters

1.2	Underwriting Agreement for 121,792,790 Warrants, dated March 3, 2010, among Bank of America Corporation, United States Department of the Treasury, and Deutsche Bank Securities Inc., as representative of the several underwriters

4.1	Warrant Agreement for 150,375,940 Warrants, dated March 3, 2010, among Bank of America Corporation, Computershare Inc. and Computershare Trust Company, N.A. (incorporated herein by reference to Exhibit 4.1 of the Corporation’s Form 8-A for the A Warrants filed on March 4, 2010)

4.2	Specimen Warrant for 150,375,940 Warrants (incorporated herein by reference to Exhibit 4.2 of the Corporation’s Form 8-A for the A Warrants filed on March 4, 2010)

4.3	Warrant Agreement for 121,792,790 Warrants, dated March 3, 2010, among Bank of America Corporation, Computershare Inc. and Computershare Trust Company, N.A. (incorporated herein by reference to Exhibit 4.1 of the Corporation’s Form 8-A for the B Warrants filed on March 4, 2010)

4.4	Specimen Warrant for 121,792,790 Warrants (incorporated herein by reference to Exhibit 4.2 of the Corporation’s Form 8-A for the B Warrants filed on March 4, 2010)

5.1	Opinion of McGuireWoods LLP regarding the A Warrants

5.2	Opinion of McGuireWoods LLP regarding the B Warrants

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Teresa M. Brenner
Teresa M. Brenner
Associate General Counsel

Dated: March 9, 2010

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

1.1	Underwriting Agreement for 150,375,940 Warrants, dated March 3, 2010, among Bank of America Corporation, United States Department of the Treasury, and Deutsche Bank Securities Inc., as representative of the several underwriters

1.2	Underwriting Agreement for 121,792,790 Warrants, dated March 3, 2010, among Bank of America Corporation, United States Department of the Treasury, and Deutsche Bank Securities Inc., as representative of the several underwriters

4.1	Warrant Agreement for 150,375,940 Warrants, dated March 3, 2010, among Bank of America Corporation, Computershare Inc. and Computershare Trust Company, N.A. (incorporated herein by reference to Exhibit 4.1 of the Corporation’s Form 8-A for the A Warrants filed on March 4, 2010)

4.2	Specimen Warrant for 150,375,940 Warrants (incorporated herein by reference to Exhibit 4.2 of the Corporation’s Form 8-A for the A Warrants filed on March 4, 2010)

4.3	Warrant Agreement for 121,792,790 Warrants, dated March 3, 2010, among Bank of America Corporation, Computershare Inc. and Computershare Trust Company, N.A. (incorporated herein by reference to Exhibit 4.1 of the Corporation’s Form 8-A for the B Warrants filed on March 4, 2010)

4.4	Specimen Warrant for 121,792,790 Warrants (incorporated herein by reference to Exhibit 4.2 of the Corporation’s Form 8-A for the B Warrants filed on March 4, 2010)

5.1	Opinion of McGuireWoods LLP regarding the A Warrants

5.2	Opinion of McGuireWoods LLP regarding the B Warrants